Debt - credit facility	12 Months Ended
Dec. 31, 2017
Debt Disclosure [Abstract]
Debt - credit facility
Debt - credit facility
We maintain a €50.0 million uncommitted credit facility with an interest rate of LIBOR, floored at zero, plus 1% per annum, which is guaranteed by Expedia, that may be terminated at any time by the lender. As of December 31, 2016 and December 31, 2017 we had no borrowings outstanding on the consolidated balance sheet.